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          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549


                       Form 8-K

                    CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported):
                      November 28, 1998




              UNITED TENNESSEE BANKSHARES, INC.
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       (Exact name of registrant as specified in charter)



  Tennessee                 0-23551               62-1710108
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(State or other           (Commission         (I.R.S. Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



344 Broadway, Newport, Tennessee                     37821
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(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:(423)623-6088
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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     On November 28, 1998, Newport Federal Bank (the "Bank"),
the wholly owned subsidiary of United Tennessee Bankshares, Inc. (the "Registrant") completed its acquisition of the Newport, Tennessee branch of Union Planters Bank of the Lakeway Area ("Union Planters"). Pursuant to the acquisition, the Bank assumed approximately $15 million in deposit liabilities and received cash and other assets from Union Planters totaling approximately $14 million.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.
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     None.
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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly author-ized.

                         UNITED TENNESSEE BANKSHARES, INC.




                         By: /s/ Richard G. Harwood
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                             Richard G. Harwood
                             President and Chief Executive
                                Officer


Date: December 11, 1998